UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

               ___________________________________

                            FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                March 12, 2008 (January 8, 2008):

                  NORTIA CAPITAL PARTNERS, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


         Nevada                     0-26843             90-025041
----------------------------      ------------      -------------------
(State or other jurisdiction      (Commission        (I.R.S. Employer
     of incorporation)            File Number)      Identification No.)



                     400 Hampton View Court
                    Alpharetta, Georgia 30004
      -----------------------------------------------------
      (Address of principal executive offices and zip code)

 Registrant's telephone number, including area code: (770) 777-6795

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ITEM 2.01 ACQUISITION OR DISPOSITION OF ASSETS

On January 8, 2008, Nortia Capital Partners, Inc., a Nevada corporation (the "Registrant") acquired from Friedland Capital, Inc. ("Seller"), the membership interest in Friedland Investment Events LLC (FIE) and Herd on the Street LLC (HOTS), both privately-held companies. The aggregate purchase price was $536,667, which payment consisted of one million (1,000,000) restricted shares of Registrant's $0.001 par value Common Stock at a value of $.537 per share.

The acquisition is the first step in a strategic shift for Registrant as a merchant bank providing capital and advisory services to entrepreneurs for the purposes of management buyouts, recapitalizations and expansion. Registrant is expanding its services to better meet the needs of emerging companies navigating the financial marketplace. Besides advising companies through the capital raising process, the Registrant will also provide clients -- and similarly, other emerging growth companies -- assistance securing and managing the services required for efficient operation and compliance with all associated regulations. With the FIE/HOTS acquisition, Registrant will be able to offer clients a broad range of financial communications products and services.

FIE, headquartered in Denver, Colorado with offices in Pennington, New Jersey, is the world's largest sponsor of financial and investment events, sponsoring events annually throughout the United States. These events include all-day conferences, luncheons, breakfasts, VIP cocktail receptions, and other special events. Most notably, the company's bi-annual Alternative Energy and Clean Tech Conference and Global Equities Conference series have developed a strong following within the investment community and among investors.

HOTS, which is also headquartered in Denver, Colorado is an Internet based marketing platform for publicly-traded companies and independent equity research providers.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of the Businesses Acquired. The
Registrant expects that the audited financial statements required by this item 9.01 of FIE and HOTS will be completed and filed by amendment to this Form 8-K Current Report within 60 days after the date of this Form 8-K Current Report.

(b) Pro Forma Financial Information. The Registrant expects that the pro forma financial statements required by this item 9.01 will be completed and filed by amendment to this Form 8-K Current Report not later than 60 days after the date of this Form 8-K Current Report.

(c) Exhibits.

Exhibit No.    Description

10.1           Membership Interest Purchase Agreement dated
               January 8, 2008 between Nortia Capital Partners, Inc. and Friedland Capital, Inc.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 12, 2008         NORTIA CAPITAL PARTNERS, INC.


                              By:   /s/ Bruce A. Hall
                                 ---------------------------------
                                 Bruce A. Hall
                                 Chief Financial Officer